UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2009

Greenville Federal Financial Corporation
 (Exact name of registrant as specified in its charter)

United States	000-51668	20-3742295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

690 Wagner Avenue, Greenville, Ohio	45331
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-548-4158

No Change
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On September 23, 2009, the Audit Committee of Greenville Federal Financial Corporation (“GFFC”) dismissed BKD LLP (“BKD”) as GFFC’s independent public accounting firm to audit GFFC’s financial statements. BKD’s report on the financial statements of GFFC for the two fiscal years ended June 30, 2009, did not contain an adverse opinion or a disclaimer of opinion, and none of such reports was qualified or modified as to uncertainty, audit scope, or accounting principles. During such two fiscal years and the subsequent interim period preceding the dismissal, there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, nor were there any reportable events (as described in paragraph 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission).

GFFC requested that BKD furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with GFFC’s statements in this Item 4.01(a). A copy of the letter furnished by BKD in response to this request is filed as Exhibit 16 to this Form 8-K.

(b) On September 23, 2009, the Audit Committee engaged Crowe Horwath LLP as GFFC’s independent public accounting firm to audit GFFC’s financial statements for fiscal year 2010. During GFFC’s fiscal years ended June 30, 2009 and 2008, and the subsequent interim period preceding Crowe Horwath’s engagement, GFFC did not consult Crowe Horwath regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on GFFC’s financial statements, and neither was a written report provided to GFFC nor was oral advice provided to GFFC that Crowe Horwath concluded was an important factor considered by GFFC in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as described in paragraph 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission and the related instructions to that item) or a reportable event (as described in paragraph 304(a)(1)(v)of Regulation S-K of the Securities and Exchange Commission).

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a) — (c). Not applicable.

(d) Exhibits.

Exhibit No.	Description

16	Letter from BKD LLP to the Securities and Exchange Commission dated September 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FEDERAL FINANCIAL CORPORATION

Date: September 25, 2009

By: /s/ Susan J. Allread

Susan J. Allread
Vice President, CFO, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from BKD LLP to the Securities and Exchange Commission dated September 24, 2009